SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement, dated as of September 27, 2013 (this “Second Amendment”), is entered into among SOUTH JERSEY INDUSTRIES, INC., a New Jersey corporation (the “Borrower”), the several lenders from time to time party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
A.    The Borrower, the several lenders from time to time party thereto, and the Administrative Agent are parties to that certain Four-Year Revolving Credit Agreement dated as of April 29, 2011 (as amended by the First Amendment to Credit Agreement dated February 11, 2013, the “Existing Credit Agreement,” and this Second Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time hereafter, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be amended pursuant to this Second Amendment.
B.    The Borrower and the Lenders have agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

SECTION 1.01            Amendments to Section 1.01 of the Credit Agreement..

(a)The following additional defined terms are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

(i)“Second Amendment” means the Second Amendment to Credit Agreement, dated as of September 27, 2013, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(ii)“Second Amendment Effective Date” has the meaning given to such term in Article II of the Second Amendment.

SECTION 1.02            Amendment to Section 2.10 of the Credit Agreement.

Section 2.10(b) of the Credit Agreement is hereby amended by deleting the figure “14” on the 8th line thereof and substituting therefor the figure “7”.
ARTICLE II

CONDITIONS OF EFFECTIVENESS

This Second Amendment shall be effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders under the Existing Credit Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Lender and each Lender that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Second Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and (iii) no Default shall have occurred and be continuing on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment.
ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWER

The Borrower hereby confirms and agrees that, after giving effect to this Second Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Borrower evidenced by or arising under the Credit Agreement, the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Borrower represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Second Amendment. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this Second Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this Second Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V

MISCELLANEOUS

SECTION 5.01    Governing Law.
This Second Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.
SECTION 5.02    Full Force and Effect.
Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This Second Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Second Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
SECTION 5.03    Expenses.
The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees), paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, amendment and modification of this Second Amendment and the other Loan Documents delivered in connection herewith.
SECTION 5.04    Severability of Provisions.

Any provision in this Second Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.
SECTION 5.05    Successors and Assigns.
This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. No assignment of any right or obligation arising under this Second Amendment may be made except as would be permitted under Section 10.09 of the Credit Agreement and any purported assignment not in conformity with such provision shall be null and void.
SECTION 5.06    Headings.
Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
SECTION 5.07    Counterparts.
This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Second Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
SOUTH JERSEY INDUSTRIES, INC.
By:     /s/ Stephen H. Clark
Name:    Stephen H. Clark

Title:	Vice President - Finance & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as Issuing Lender, as Swingline Lender and as a Lender
By:     /s/ Allison Newman
Name:    Allison Newman
Title:    Director

Bank of America, N.A.
as a Lender
By:     /s/ Richard R. Powell
Name:    Richard R. Powell
Title:    Vice President

J.P. Morgan Chase Bank, N.A.
as a Lender
By:     /s/ Justin Martin
Name:    Justin Martin
Title:    Authorized Officer

PNC Bank, National Association
as a Lender
By:     /s/ Thomas E. Redmond
Name:    Thomas E. Redmond
Title:    Senior Vice President

Citizens Bank of Pennsylvania
as a Lender
By:     /s/ Richard J. Preskenis
Name:    Richard J. Preskenis
Title:    Vice President

TD Bank, N.A.
as a Lender
By:     /s/ David Perlman
Name:    David Perlman
Title:    Senior Vice President

Capital One, National Association
as a Lender
By:     /s/ Jeffrey Martorana
Name:    Jeffrey Martorana
Title:    Vice President

The Northern Trust Company
as a Lender
By:     /s/ Andrew Holtz
Name:    Andrew Holtz
Title:    Senior Vice President